UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                     ------------------------------------


                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                                      OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                     ------------------------------------


                                DATE OF REPORT
              (Date of Earliest Event Reported): August 31, 2000


                                NATURADE, INC.
              (Exact Name of Registrant as Specified in Charter)

         DELAWARE
      (State or Other             33-7106-A                  23-2442709
      Jurisdiction of           (Commission              (IRS Employer
      Incorporation)             File Number)             Identification No.)


                               14370 Myford Rd.
                           Irvine, California 92606
                   (Address of Principal Executive Offices)

                        Registrant's Telephone Number,
                     Including Area Code: (714) 573-4800



















                             Exhibit Index on Page 4

Item 5.  OTHER EVENTS

      Effective as of August 31, 2000, Naturade, Inc. (the "Registrant") entered into a Loan Agreement ("Loan Agreement") with Health Holdings and Botanicals, LLC ("Health Holdings"), and Wald Holdings, LLC ("Wald"), which provides for up to $1.2 million in new financing to support the Registrant's continued expansion into the mass market. Advances under the Loan Agreement have a three-year term at an interest rate of 8% per annum and are secured by a lien on the Registrant's assets which is subordinate to the security interest currently held by the Registrant's lender, Wells Fargo Business Credit. The debt held by Health Holdings and Wald under the Loan Agreement is convertible at any time at the option of the debtholders into shares of common stock of the Registrant at a conversion price equal to a measure of fair market value prior to the making of an advance or the date of conversion of the advance, whichever is lower. As of the date of this report, the Registrant has borrowed $600,000 under the Loan Agreement. Remaining amounts may be provided by other parties, affiliates or otherwise. William Doyle and Lionel Boissiere, both of whom are directors of the Registrant, are affiliated with Health Holdings. A principal of Wald, David Weil, is also a director of the Registrant. The summary of the Loan Agreement set forth herein is qualified in its entirety by the full text of the Loan
Agreement attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits.


Exhibit No.    Description of Exhibit
-----------    ----------------------

99.1           Loan Agreement dated as of August 31, 2000, among Naturade,
               Inc., Health Holdings and Botanicals, LLC, and Wald Holdings, LLC

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NATURADE, INC.


                                  By:  /s/ Lawrence J. Batina
                                     ------------------------------------
                                             Lawrence J. Batina,
                                           Chief Financial Officer

Dated: September 19, 2000

                                                                    Sequentially
                                                                      Numbered
Exhibit Number    Description of Exhibit                                Page
--------------    ----------------------                                ----

99.1              Loan Agreement dated as of August 31, 2000, among
                  Naturade, Inc., Health Holdings and Botanicals, LLC,    5
                  and Wald Holdings, LLC

                                                                    Exhibit 99.1
                                                                    ------------


                               LOAN AGREEMENT

                         Dated as of August 31, 2000

            NATURADE, INC., a Delaware corporation (the "Borrower"), on the one hand, and HEALTH HOLDINGS AND BOTANICALS, LLC, a California limited liability company ("HH"), and WALD HOLDINGS, LLC, a Missouri limited liability company ("Wald") (HH and Wald are from time to time collectively referred to as the "Lender Group" and individually as a "Lender"), hereby agree as of the Effective Date (defined in Section 7.12 below) as follows:

      1.    Amounts and Terms of the Advances.
            ---------------------------------

            1.1 The Advances. The Lender Group agrees, on the terms and conditions hereinafter set forth, to consider making advances (the "Advances") to the Borrower from time to time on any day of the year on which banks are not required or authorized to close in San Francisco (a "Business Day") during the period from the date hereof until the third anniversary of the date of the initial Advance hereunder (such date, or the earlier date of termination of the Commitment (as defined below) pursuant to Section 3.1, being the "Termination Date") in an aggregate principal amount not to exceed One Million Two Hundred Thousand United States Dollars ($1,200,000.00) (the "Commitment"). Each Advance shall be in an amount not less than Two Hundred Thousand United States Dollars ($200,000) or an integral multiple thereof, EXCEPT that an Advance may be in an amount equal to the entire unused Commitment. Anything to the contrary appearing herein notwithstanding, amounts borrowed and repaid or prepaid hereunder may not be reborrowed.

            1.2   Making the Advances.
                  -------------------

                  (a) Each Advance shall be made on notice, given not later than 11:00 A.M. (San Francisco time) on the third Business Day prior to the date of the proposed Advance, by the Borrower to the Lender Group, specifying the date and amount thereof (including the amounts requested to be made by each Lender. Upon Lender Group's receipt of such notice, Lender Group may determine in its sole and complete discretion to make or not to make such requested Advance (and in the event Lender Group determines to make such Advance, the amount of Advances by each Lender ). Lender Group shall notify Borrower whether Lender Group will make such Advance within two Business Days of Lender Group's receipt of notice requesting such Advance; provided, that if Lender Group shall not notify Borrower of Lender Group's agreement to make such Advance within such period, the

      Lender Group shall be deemed to have notified Borrower that Lender Group will not make such Advance, and no further notice of Lender Group shall be required hereunder. If Lender Group shall notify Borrower of Lender Group's agreement to make such Advance requested by Borrower and upon fulfillment of the applicable conditions set forth in Section 2, Lender Group will make such Advance available to the Borrower in same day funds by wire transfer to the Borrower's account for wire transfers.

                  (b) Each Advance made by a Lender shall be deemed to be made by such Lender severally (and not jointly with other members of the Lender Group) and shall be evidenced by a promissory note in favor of each such member substantially in the form of Exhibit A hereto (each, a "Note"). All other rights and obligations of "Lender Group" hereunder shall be deemed to apply to each Lender severally (and not jointly) and all references to "Lender Group" in this Agreement shall be so interpreted and construed.

                  (c) Each notice from the Borrower to the Lender Group requesting an Advance shall be irrevocable and binding on the Borrower. The Borrower shall indemnify the Lender Group against any loss, cost or expense incurred by the Lender Group as a result of any failure to fulfill on or before the date specified in such notice for such Advance the applicable conditions set forth in Section 2, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of funds acquired by the Lender Group to fund the Advance when the Advance, as a result of such failure, is not made on such date.

            1.3 Repayment. The Borrower shall repay the aggregate unpaid principal amount of all Advances, together with all amounts of interest then accrued thereon, by no later than the Termination Date.

            1.4 Interest. On the last Business Day of each calendar quarter beginning after the date hereof, Borrower shall pay to Lender Group all amounts of interest then accrued and unpaid with respect to the Advances as provided below. The Borrower shall pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount shall be paid in full, at the rate of eight percent (8%) per annum; PROVIDED that any amount of principal which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest, from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to eleven percent (11%) per annum.







                                   -2-

                                 Page 6 of 25
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            1.5   Prepayments. The Borrower may, upon at least thirty (30)
calendar days' notice to the Lender Group stating the proposed date and principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding principal amounts of the Advances in whole or in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; PROVIDED, HOWEVER, that each partial prepayment shall be in an aggregate principal amount not less than One Hundred Thousand United States Dollars ($100,000).

            1.6   Payments and Computations.
                  -------------------------

                  (a) The Borrower shall make each payment hereunder not later than 11:00 a.m. (San Francisco time) on the day when due in U.S. dollars to each Lender at its address referred to in Section 7.2 in same day funds.

                  (b) All computations of interest shall be made by the Lender Group on the basis of a year of 365 or 366 days, as the case may be, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable. Each determination by the Lender Group of any amount of interest payable hereunder shall be conclusive and binding for all purposes, absent manifest error.

                  (c) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.

            1.7 Grant of Security. The Borrower hereby assigns and pledges to the Lender Group, and hereby grants to HH, as collateral agent for the Lender Group (the "Collateral Agent"), a security interest in, the following (collectively, the "Collateral"):

                  (a) all of the Borrower's right, title and interest, whether now owned or hereafter acquired, in and to all equipment in all of its forms, wherever located, now or hereafter existing, all fixtures and all parts thereof and all accessions thereto (any and all such equipment, fixtures, parts and accessions being the "Equipment");

                  (b) all of the Borrower's right, title and interest, whether now owned or hereafter acquired, in and to all inventory in all of its forms, wherever located, now or hereafter existing (including, but not limited to, (i) all raw materials and work in process therefor, finished goods thereof and materials used or consumed in the manufacture or production thereof, (ii) goods in which the Borrower has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which the Borrower has an interest or right as consignee) and (iii) goods that are returned to or repossessed by the Borrower), and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "Inventory");

                  (c) all of the Borrower's right, title and interest, whether now owned or hereafter acquired, in and to all accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and other obligations of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles or obligations (any and all such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and obligations, to the extent not referred to in clause (d), (e) or (f) below, being the "Receivables", and any and all such leases, security agreements and other contracts being the "Related Contracts");

                  (d) all of the Borrower's right, title and interest in and to each of the agreements to which the Borrower is now or may hereafter become a party, in each case as such agreements may be amended or otherwise modified from time to time (collectively, the "Assigned Agreements"), including, without limitation, (i) all rights of the Borrower to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of the Borrower to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of the Borrower for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of the Borrower to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the "Agreement Collateral");

                  (e) all of the following (collectively, the "Account Collateral"): (i) all deposit accounts of the Borrower, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts; (ii) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the

      Lender Group for or on behalf of the Borrower in substitution for or in addition to any or all of the then existing Account Collateral; and (iii) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral; and

                  (f) all proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (a) - (e) of this Section 1.7) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Lender Group is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of any loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

            1.8   Collateral Agency and Intercreditor Provisions.
                  ----------------------------------------------

                  (a) "Required Combined Lenders" means at any time Lenders whose Pro Rata Shares aggregate more than fifty percent (50%), as such percentage is determined under the definition of Pro Rata Share set forth below.

                  (b) "Pro Rata Share" means at any time, with respect to a Lender, a fraction (expressed as a percentage), the numerator of which is the aggregate outstanding principal amount of Advances then owing to such Lender and the denominator of which is the aggregate outstanding principal amount of Advances then owing to the Lender Group.

                  (c) Each of the Lenders hereby irrevocably appoints and authorizes HH to act as Collateral Agent, and HH agrees to act as Collateral Agent for such Lenders, pursuant to the terms of this Agreement.

                  (d) Each of the Lenders agrees that no Lender shall have any independent right of action against the Collateral or any part thereof under the Notes or this Agreement, and that the rights and remedies of the Collateral Agent hereunder shall only be exercised at the direction of the Required Combined Lenders (notwithstanding the occurrence of any Event of Default hereunder or acceleration of the obligations hereunder or under any Note). The Collateral Agent hereby agrees (and each Lender acknowledges such agreement) that it shall not enforce the security interests of any individual Lender in the Collateral without the direction and consent of the Required Combined Lenders. Notwithstanding the foregoing, but subject to any subordination agreement to which a Lender may be a party, a Lender shall have an independent right of action against the Collateral (and the Collateral Agent shall take such actions as may be necessary to effectuate such independent right of action) in the event that the Borrower has failed to make interest payments on any Advance to such Lender in an amount equal to or exceeding the equivalent of 12 months' interest on such Advance.

                  (e) Each of the Lenders agrees that no Lender shall bring any action against, or make any demand upon, the Borrower under any Note or this Agreement without the prior written consent of the Required Combined Lenders.

                  (f) Upon its receipt of any proceeds of the Collateral, the Collateral Agent shall disburse such proceeds as follows:

                        (i) First, to the costs and expenses of the Collateral Agent incurred in connection with the enforcement of this Agreement;

                       (ii) Second, to the Lenders ratably in accordance with their Pro Rata Shares until the obligations under the Notes are satisfied; and

                      (iii) Finally, to the person or persons otherwise legally entitled thereto.

                  (g) Each Lender shall promptly put in the custody, possession or control of the Collateral Agent for disposition or distribution in accordance with the provisions of this Section any Collateral, or proceeds therefrom, over which such Lender obtains custody, control or possession. Until such time as each Lender shall have complied with the provisions of the immediately preceding sentence, such Lender shall be deemed to hold such Collateral or proceeds in trust for the Lender Group.

                  (h) Nothing contained herein shall limit or restrict the independent right of any Lender to initiate an action or actions in any proceeding under the Bankruptcy Code of the United States of America, as amended from time to time, and all other applicable liquidation, conservator ship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally ("Debtor Relief Laws"), and to appear or be heard on any matter before the bankruptcy or other applicable court in any such proceeding. The Collateral Agent is not entitled to initiate such actions on behalf of any Lender or to appear and be heard on any matter before the bankruptcy or other applicable court in any such proceeding as the representative of any Lender, unless such action or appearance has been approved in writing by such Lender. The Collateral Agent is not authorized in any such proceeding to enter into any agreement for, or give any authorization or consent with respect to, the postpetition usage of Collateral, unless such agreement, authorization or consent has been approved in writing by the Required Combined Lenders. This Agreement shall survive the commencement of any proceeding under a Debtor Relief Law.

                  (i) Each of the Lenders waives any right it may now or hereafter have to require the Collateral Agent to marshal assets, to exercise rights or remedies in a particular manner, or to forbear exercising such rights and remedies in any particular manner or order.

            1.9 Security for Obligations. This Agreement secures the repayment of all obligations of the Borrower now or hereafter existing under this Agreement and any other document or instrument delivered in connection herewith, whether for principal, interest, fees, expenses or otherwise (all such obligations being the "Secured Obligations"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by the Borrower to the Lender Group but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower.

            1.10 Borrower Remains Liable. Anything herein to the contrary notwithstanding, (a) the Borrower shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Lender Group of any of the rights hereunder shall not release the Borrower from any of its duties or obligations under the contracts and agreements included in the Collateral and
(c) the Lender Group shall have no obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Lender Group be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

            1.11  Further Assurances.
                  ------------------

                  (a) The Borrower agrees that from time to time, at the expense of the Borrower, the Borrower will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Agent, on behalf of the Lender Group, may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted







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                                 Page 11 of 25
      hereby or to enable the Collateral Agent on behalf of the Lender Group to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

                  (b) The Borrower hereby authorizes the Collateral Agent, on behalf of the Lender Group, to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Borrower where permitted by law. Photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                  (c) The Borrower will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

            1.12  As To Equipment and Inventory.
                  -----------------------------

                  (a) The Borrower shall keep the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the Borrower's property at 14370 Myford Road, Irvine, California.

                  (b) The Borrower shall cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and shall forthwith, or in the case of any material loss or damage to any of the Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. The Borrower shall promptly furnish to the Collateral Agent a statement respecting any material loss or damage to any of the Equipment.

                  (c) The Borrower shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory. In producing the Inventory, the Borrower shall comply with all requirements of the Fair Labor Standards Act.

            1.13 Insurance. The Borrower shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with such insurers, as shall be reasonably satisfactory to the Collateral Agent from time to time. Further, the Borrower







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                                 Page 12 of 25
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shall, at the request of the Collateral Agent, duly exercise and deliver instruments of assignment of such insurance policies to comply with the requirements of this Agreement and cause the insurers to acknowledge notice of such assignment.

            1.14 The Collateral Agent's Duties. The powers conferred on the Collateral Agent hereunder are solely to protect its and the Lender Group's interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral.

            1.15 Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the later of the indefeasible cash payment in full of the Secured Obligations and the Termination Date, (b) be binding upon the Borrower, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent on behalf of the Lender Group hereunder, to the benefit of the Collateral Agent and the Lender Group, and their respective successors, transferees and assigns.

            1.16 Release and Termination. Upon the later of indefeasible cash payment in full of the Secured Obligations and the Termination Date, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Borrower. Upon any such termination, the Collateral Agent and the Lender Group will, at the Borrower's expense, execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence such termination.

      2.    Conditions of Lending.
            ---------------------

            2.1 Condition Precedent to Initial Advance. The Lender Group shall have no obligation to make any Advance hereunder until such time (if any) as Lender Group has notified Borrower of Lender Group's agreement, in Lender Group's sole and complete discretion, to make a requested Advance as provided in
Section 1 above. Upon Lender Group's agreement (if any) to make the initial Advance, unless waived by Lender Group, the obligation of the Lender Group to make such initial Advance is subject to the further condition precedent that the Lender Group shall have received on or before the day of such Advance such documents as the Lender Group shall reasonably request.

            2.2 Conditions Precedent to All Advances. The Lender Group shall have no obligation to make any Advance hereunder until such time (if any) as

Lender Group has notified Borrower of Lender Group's agreement, in Lender Group's sole and complete discretion, to make a requested Advance as provided in
Section 1 above. Upon Lender Group's agreement (if any) to make an Advance (including the initial Advance), Lender Group's obligation to make such Advance shall be subject to the further condition precedent that on the date of such Advance no event has occurred and is continuing, or would result from such Advance or from the use of the proceeds thereof, which constitutes an Event of Default (as defined in Section 3.1 hereof) or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

      3.    Events of Default.
            -----------------

            3.1 Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

                  (a) The Borrower shall fail to pay any principal of, or interest on, any Advance when the same becomes due and payable; or

                  (b) The Borrower shall fail to perform or observe any material term, covenant or agreement contained in this Agreement (other than those specified in Section 3.1(a)) on its part to be performed or observed if such failure shall remain unremedied for 10 days after written notice thereof shall have been given to the Borrower by the Collateral Agent; or

                  (c) The Borrower shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 30 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Borrower shall take any corporate action to authorize any of the actions set forth above in this subsection (c).







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            THEN, in any such event, the Lender Group upon written approval of
Required Combined Lenders, (i) may, by notice to the Borrower, declare its obligation to make Advances to be terminated, whereupon the same shall forthwith terminate, and (ii) may, by notice to the Borrower, declare the Advances, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Advances, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to the Borrower under the Federal Bankruptcy Code, (A) the obligation of the Lender Group to make Advances shall automatically be terminated and (B) the Advances and all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

      4. Lender Group's Right to Convert. Without limitation to any other right or remedy Lender Group may have under this Agreement, applicable law, or otherwise, any Lender may, at any time by notice to the Borrower in accordance with Section 7.2, convert all or any part of the Advances into shares of common stock of the Borrower ("Shares") at a conversion price equal to the lower of (i) the average closing bid of Borrower's common stock for the ten trading days prior to the making of an Advance, or (ii) the average closing bid of Borrower's common stock for the ten trading days prior to the date of receipt of notice of conversion. Upon Borrower's receipt of such notice, Borrower shall immediately cause to be issued shares of common stock to such Lender as provided in such notice. Upon such issuance the amount of the Secured Obligations shall be reduced by the amount applied to such conversion.

      5.    Representations by Lender Group.
            -------------------------------

                  (a) Each Lender (i) is a sophisticated investor with knowledge and experience in business and financial matters, (ii) has received certain information concerning the Borrower and has had the opportunity to obtain additional information as desired in order to evaluate the merits and risks inherent in the Shares, (iii) is able to bear the economic risk in the Shares, and (iv) is an accredited investor as defined under Rule 501 of the 1933 Act.

                  (b) By accepting Shares, the Lender Group acknowledges that such Shares shall be acquired for investment and not for distribution, as that term is used in the 1933 Act, unless in the opinion of legal counsel to the Borrower such distribution is in compliance with or exempt from the registration requirements of the 1933 Act, and the Lender Group further acknowledges and understands that the Shares may have to be held indefinitely unless they have been or are subsequently registered under the 1933 Act or an exemption from such registration is available; the Lender Group understands that the certificates evidencing such Shares will be imprinted with a legend substantially as follows:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). These shares have been acquired for investment and not with a view to distribution or resale, and may not be sold, mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such shares under the Act, or unless an exemption from registration is available with respect to any proposed sale or transfer."

                  (c) The Lender Group acknowledges and understands that the Lender Group may have to bear the economic risk associated with the purchase of the Shares for an indefinite period of time because the Shares have not been registered under the 1933 Act and, therefore, cannot be sold unless they are so registered or an exemption from registration is available with respect to any proposed sale or transfer.

                  (d) No Rights as Shareholders. Neither the Lender Group nor any transferee thereof shall be, or have any rights or privileges of, a shareholders of the Borrower concerning the Shares unless, until and to the extent the Advances have been converted in accordance with this Agreement.

      6. Certain Corporate Transactions. Nothing in this Agreement shall in any way prohibit the Borrower from merging with or consolidating into another corporation, or from selling or transferring all or substantially all of its assets, or from distributing all or substantially all of its assets to its shareholders in liquidation, or from dissolving and terminating its corporate existence. In the event the Borrower merges or consolidates with another corporation, or all or substantially all of the Borrower's capital stock or assets are acquired by or are subject to a tender offer of another corporation, entity or person (collectively, together with each event described in the immediately preceding sentence, "Control Events"), and the surviving or acquiring corporation, person or entity issues shares of stock or other consideration to the Borrower's stockholders in connection with the merger, consolidation or acquisition, the surviving or acquiring corporation shall adopt this Agreement and, upon the conversion of the Advances, the Lender Group shall, at no additional cost, be entitled to receive, in lieu of the number of shares of common stock of Borrower ("Common Stock") to which such Advances are then convertible, the number and class of shares of stock or other consideration to which the Lender Group would have been entitled pursuant to the terms of the merger, consolidation or acquisition if immediately prior thereto the Lender Group had been holder of record of the number of shares of Common Stock equal to the number of shares of Common Stock for which the Advances shall then be convertible.

      7.    Miscellaneous.
            -------------

            7.1 Amendments, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender Group, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            7.2 Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telecopier communication) and mailed, telecopied or delivered, if to the Borrower, at its address at

                  NATURADE, INC.
                  14370 Myford Road, Suite 100
                  Irvine, California  92606
                  Fax: (714) 573-4816

            with a copy to

                  Sheppard, Mullin, Richter & Hampton LLP
                  333 South Hope Street, 48th Floor
                  Los Angeles, California 90071
                  Attention: James M. Rene, Esq.
                  Fax:  213-620-1398

            and if to HH, at its address at:

                  HEALTH HOLDINGS AND BOTANICALS, LLC
                  c/o Doyle & Boissiere LLC
                  330 Primrose Road, Suite 500
                  Burlingame, California 94010
                  Fax: (650) 685-8711
            with a copy to:

                  MBV Law LLP
                  101 Vallejo St.
                  San Francisco, California 94111
                  Fax: (415) 989-5143

            and if to Wald, at its address at:

                  WALD Holdings, LLC
                  7730 Carondelet Ave
                  Suite 135
                  St. Louis, Missouri 63105
                  Fax: 314-721-3043

                        and

                  David Weil
                  2338 Immokalee Road
                  Unit 103
                  Naples, Florida 34110

or, as to each party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall effective when actually received by the party notified.

            7.3 No Waiver; Remedies. No failure on the part of the Lender Group to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

            7.4 Certain Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the Borrower's financial statements. As used herein the term "including" shall be construed to mean "including, without limitation", unless expressly stated to the contrary.

            7.5 Uncertainty and Conflict. In the event that the Borrower receives inconsistent instructions from members of the Lender Group or determines in its sole discretion that it is uncertain as to its duties or actions hereunder or has received any instruction or notice from a member of the Lender Group which, in the sole opinion of the Borrower, is in conflict with any of the provisions of this Agreement or with any instructions or notices from the other parties hereto, Borrower shall be entitled to decline to take any further action until the Borrower receives a joint written direction from all members of the Lender Group or an order of a court of competent jurisdiction directing the Borrower to take action in accordance with such written direction or order.

            7.6   Costs, Expenses and Taxes.
                  -------------------------

                  (a) The Borrower agrees to pay on demand all costs and expenses in connection with the preparation, execution, delivery, administration, modification and amendment of this Agreement and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Collateral Agent and the Lender Group with respect thereto and with respect to advising the Lender Group as to its rights and responsibilities under this Agreement. The Borrower further agrees to pay on demand all costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement and the other documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this
      Section 7.6(a). In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Agreement and the other documents to be delivered hereunder, and agrees to save the Collateral Agent and the Lender Group harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

                  (b) The Borrower agrees to indemnify the Collateral Agent and the Lender Group from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Collateral Agent and the Lender Group's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction, and except to the extent arising from matters contemplated by Section 7.5 above.

                  (c) The Borrower will upon demand pay to the Collateral Agent and the Lender Group the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Collateral Agent and the Lender Group may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent and the Lender Group hereunder or (iv) the failure by the Borrower to perform or observe any of the provisions hereof.

            7.7 Right of Set-off. Upon the occurrence and during the continuance of any Event of Default the Lender Group, upon prior written consent of Required Combined Lenders, is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all amounts at any time held and other indebtedness at any time owing by the Lender Group to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement, whether or not the Lender Group shall have made any demand under this Agreement and although such obligations may be unmatured. The Lender Group agrees promptly to notify the Borrower after any such set-off and application, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender Group under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender Group may have.

            7.8 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Collateral Agent and the Lender Group and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender Group.

            7.9 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

            7.10 Usury. Anything to the contrary appearing in this Agreement notwithstanding, if any return, interest payment, or other charge payable under this Agreement shall at any time exceed the maximum amount chargeable by applicable law, then the applicable rate of return or interest shall be the maximum rate permitted by applicable law.

            7.11 Subordination. The Borrower's obligation under this Agreement shall in all respects be subject and subordinate to the Borrower's obligations to Wells Fargo Business Credit ("Bank"). Lender Group hereby agrees that (i) upon Bank's request, Lender Group will in good faith negotiate and enter into a reasonable subordination agreement with Bank respecting the Secured Obligations created hereby, and (ii) upon approval of the Lenders holding a majority in interest in Advances made at any time hereunder (whether or not such Advances hereafter have been converted pursuant to Section 4 above), each Lender will in good faith negotiate and enter into a reasonable subordination agreement respecting the Secured Obligations created hereby with such other lenders to the Borrower which propose to extend additional credit to the Borrower from time to time provided that the terms of such additional credit provide that (a) any such lender will have a first priority lien on the assets of the Borrower, and (ii) any such lender does not receive an equity interest or equity participation in the Borrower in connection with extending such credit to Borrower.

            7.12 Effective Date. This Agreement shall become effective and binding on the parties hereto upon the execution and delivery hereof by the parties hereto and receipt any necessary consents to this Agreement and the transactions contemplated hereby (such date of effectiveness is referred to herein as the "Effective Date").

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    NATURADE, INC.


                                    By: Lawrence J. Batina
                                    Title: Chief Financial Officer


                                    HEALTH HOLDINGS AND
                                    BOTANICALS, LLC, as a Lender and as
                                    Collateral Agent


                                    By:    William B. Doyle, Jr.
                                    Title: Managing Member


                                    WALD HOLDINGS, LLC

                                    By:    Arthur Loomstein
                                    Title: Manager

                                  EXHIBIT A


                     CONVERTIBLE SECURED PROMISSORY NOTE

$___________________                                      Irvine, California
                                                          ____________, 200_

            FOR VALUE RECEIVED, NATURADE, INC., a Delaware corporation ("Obligor"), hereby promises to pay to the order of ______________________ ("Payee"), in lawful money of the United States at the address of Payee set forth below, the amount of __________________________, together with interest on the unpaid principal amount hereof.

            Interest shall be paid quarterly in arrears, from the date hereof until paid in full, at the rate of eight percent (8.00%) per annum, with the first payment of interest due on ____________. Unpaid principal together with all accrued interest shall be due and payable on ______________. Capitalized terms not otherwise defined in this Note shall have the meanings assigned to them in the Loan Agreement (as defined below).

            This Note may be prepaid, in whole or in part, upon at least thirty calendar days' notice to Payee, as further provided in the Loan Agreement. Payments by Obligor shall be applied first to any and all accrued interest through the payment date and second to the principal remaining due hereunder. Upon payment in full of all principal and interest payable hereunder, this Note shall be surrendered to Obligor for cancellation.

            If any payment of principal or interest on this Note shall become due on a Saturday, Sunday, or a public holiday under the laws of the State of California, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest in connection with such payment.

            This Note is issued pursuant to and entitled to the benefits of the Loan Agreement and related agreements by and between Obligor and Payee dated ___________ __, 2000 ("Loan Agreement"), and reference thereto is hereby made for a more complete statement of the terms under which the loan evidenced hereby is to be repaid, including the fact that the loan is subject to acceleration and the loan is subject to Payee's right to convert, all as set forth in the Loan Agreement. This Note is secured by certain collateral, more specifically described in the Loan Agreement.

            Obligor waives presentment, demand for performance, notice of nonperformance, protest, notice of protest, and notice of dishonor. No delay on the part of Payee in exercising any right hereunder shall operate as a waiver of such right under this Note. This Note is being delivered in the State of California. This Note shall be governed in all respects by the laws of the State of California as it applies to contracts between California residents, which are made and to be performed in California.

            If the indebtedness represented by this Note or any part thereof is collected at law or in equity or in bankruptcy, receivership or other judicial proceedings or if this Note is placed in the hands of attorneys for collection after default, Obligor agrees to pay, in addition to the principal and interest payable herein, reasonable attorneys' fees and costs incurred by Payee.

            The Obligor and the Payee intend to comply at all times with applicable usury laws. If at any time such laws would render usurious any amounts due under this Note, then it is the Obligor's and the Payee's express intention that the Obligor not be required to pay interest on this Note at a rate in excess of the maximum lawful rate, that the provisions of this paragraph shall control over all other provisions of this Note which may be in apparent conflict hereunder, that such excess amount shall be immediately credited to the principal balance of this Note (or, if this Note has been fully paid, refunded by the Payee to the Obligor), and the provisions hereof shall be immediately reformed and the amounts thereafter collectible under this Note reduced, without the necessity of the execution of any further documents, so as to comply with the then applicable usury law, but so as to permit the recovery of the fullest amount otherwise due under this Note. Any such crediting or refund shall not cure or waive any default by the Obligor under this Note. The term "applicable law" as used in this Note shall mean the laws of the State of California or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.

            No modification, amendment or waiver of any provision of this Note shall be effective unless approved in a writing specifically referring to this Note and signed by the party against whom enforcement of the amendment is sought. In the event that Obligor fails to make payment on the date for payment hereinabove specified of all principal and interest due hereunder on such date, then this Note shall accrue interest at the highest rate permitted by law, until paid in full.

            Each notice or other communication required or permitted hereunder (except payment) shall be in writing and shall be deemed given or made
(a) on the day delivered if delivered in person to the party to whom it is directed, or by overnight courier, (b) on the day delivery is confirmed by the recipient's signature if deposited in the United States Mail, registered or certified, return receipt requested, (c) on the day confirmed by the receiving facsimile machine if sent by facsimile during regular business hours, in each case addressed to the party to whom it is directed at the address set forth in the Loan Agreement. Either party may, by notice given at any time or from time to time, require that subsequent notices be given at a different address. Any payment shall be deemed made upon receipt by Payee.

            IN WITNESS WHEREOF, Obligor has caused this Note to be executed and delivered by its duly authorized officer as of the date and at the place first written above.

                                   OBLIGOR:    NATURADE, INC.,
                                               a Delaware corporation


                                               By:

                                               Its:

































                                   -21-

                                 Page 25 of 25